frontier Communications

The Conversation Company℠

Investor Update
Second Quarter 2011
August 3, 2011

frontier®
Welcome to the New Frontier
The Conversation Company™

Safe Harbor Statement
Forward-Looking Language
This document contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the financial statements. Statements that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation
Reform Act of 1995. Words such as “believe,” “anticipate,” “expect” and similar expressions are intended to identify forward-looking statements. Forward-looking statements
(including oral representations) are only predictions or statements of current plans, which we review continuously. Forward-looking statements may differ from actual future results due to, but not limited to, and our future results may be materially affected by, potential risks or uncertainties. You should understand that it is not possible to predict or identify all potential risks or uncertainties. We note the following as a partial list: our ability to successfully integrate the operations and systems of the acquired business into Frontier’s existing operations; the risk that the growth opportunities and cost synergies from the transaction may not be fully realized or may take longer to realize than expected; our indemnity obligation to Verizon for taxes which may be imposed upon them as a result of changes in ownership of our stock may discourage, delay or prevent a third party from acquiring control of us during the two-year period ending July 2012 in a transaction that stockholders might consider favorable; the effects of increased expenses incurred due to activities related to the integration of the acquired business; most of the Acquired Business operates on systems acquired in the Transaction, which may not continue to function properly following the first group of conversions to our legacy systems; our ability to maintain relationships with customers, employees or suppliers; the effects of greater than anticipated competition requiring new pricing, marketing strategies or new product or service offerings and the risk that we will not respond on a timely or profitable basis;
reductions in the number of our access lines that cannot be offset by increases in High-Speed Internet (HSI) subscribers and sales of other products and services; the effects of ongoing changes in the regulation of the communications industry as a result of federal and state legislation and regulation, or changes in the enforcement or interpretation of such legislation and regulation; the effects of any unfavorable outcome with respect to any current or future legal, governmental or regulatory proceedings, audits or disputes; the effects of changes in the availability of federal and state universal funding to us and our competitors; the effects of competition from cable, wireless and other wireline carriers; our ability to adjust successfully to changes in the communications industry and to implement strategies for growth; continued reductions in switched access revenues as a result of regulation, competition or technology substitutions; our ability to effectively manage service quality in our territories and meet mandated service quality metrics; our ability to successfully introduce new product offerings, including our ability to offer bundled service packages on terms that are both profitable to us and attractive to customers; changes in accounting policies or practices adopted voluntarily or as required by generally accepted accounting principles or regulations; our ability to effectively manage our operations, operating expenses and capital expenditures, and to repay, reduce or refinance our debt; the effects of changes in both general and local economic conditions on the markets that we serve, which can affect demand for our products and services, customer purchasing decisions, collectability of revenues and required levels of capital expenditures related to new construction of residences and businesses; the effects of technological changes and competition on our capital expenditures and product and service offerings, including the lack of assurance that our network improvements will be sufficient to meet or exceed the capabilities and quality of competing networks; the effects of increased medical, retiree and pension expenses and related funding requirements; changes in income tax rates, tax laws, regulations or rulings, or federal or state tax assessments; the effects of state regulatory cash management practices that could limit our ability to transfer cash among our subsidiaries or dividend funds up to the parent company; our ability to successfully renegotiate union contracts expiring in 2011 and thereafter; changes in pension plan assumptions and/or the value of our pension plan assets, which would require us to make increased contributions to the pension plan in 2012 and beyond; the effects of customer bankruptcies and home foreclosures, which could result in difficulty in collection of revenues and loss of customers; adverse changes in the credit markets or in the ratings given to our debt securities by nationally accredited ratings organizations, which could limit or restrict the availability, or increase the cost, of financing; limitations on the amount of capital stock that we can issue to make acquisitions or to raise additional capital until July
2012; our ability to pay dividends on our common shares, which may be affected by our cash flow from operations, amount of capital expenditures, debt service requirements, cash paid for income taxes and liquidity; and the effects of severe weather events such as hurricanes, tornados, ice storms or other natural or man-made disasters. These and other uncertainties related to our business are described in greater detail in our filings with the Securities and Exchange Commission, including our reports on Forms 10-K and 10-
Q, and the foregoing information should be read in conjunction with these filings. We undertake no obligation to publicly update or revise any forward-looking statements or to make any other forward-looking statement, whether as a result of new information, future events or otherwise unless required to do so by securities laws.

Non-GAAP Financial Measures
The Company uses certain non-GAAP financial measures in evaluating its performance. These include free cash flow, EBITDA or “operating cash flow”, which we define as operating income plus depreciation and amortization (“EBITDA”), and Adjusted EBITDA; a reconciliation of the differences between EBITDA and free cash flow and the most comparable financial measures calculated and presented in accordance with GAAP is included in the appendix. The non-GAAP financial measures are by definition not measures of financial performance under generally accepted accounting principles and are not alternatives to operating income or net income reflected in the statement of operations or to cash flow as reflected in the statement of cash flows and are not necessarily indicative of cash available to fund all cash flow needs. The non-GAAP financial measures used by the Company may not be comparable to similarly titled measures of other companies.
The Company believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures, (i) together provide a more comprehensive view of the Company’s core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation and planning decisions and (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing the Company and its results of operations. Management uses these non-GAAP financial measures to plan and measure the performance of its core operations, and its divisions measure performance and report to management based upon these measures. In addition, the Company believes that free cash flow and EBITDA, as the Company defines them, can assist in comparing performance from period to period, without taking into account factors affecting cash flow reflected in the statement of cash flows, including changes in working capital and the timing of purchases and payments.
The Company has shown adjustments to its financial presentations to exclude certain costs because investors have indicated to management that such adjustments are useful to them in assessing the Company and its results of operations. These adjustments are detailed in the Appendix for the reconciliation of free cash flow and operating cash flow.
Management uses these non-GAAP financial measures to (i) assist in analyzing the Company’s underlying financial performance from period to period, (ii)
evaluate the financial performance of its business units, (iii) analyze and evaluate strategic and operational decisions, (iv) establish criteria for compensation decisions, and (v) assist management in understanding the Company’s ability to generate cash flow and, as a result, to plan for future capital and operational decisions. Management uses these non-GAAP financial measures in conjunction with related GAAP financial measures. These non-GAAP financial measures have certain shortcomings. In particular, free cash flow does not represent the residual cash flow available for discretionary expenditures, since items such as debt repayments and dividends are not deducted in determining such measure. EBITDA has similar shortcomings as interest, income taxes, capital expenditures, debt repayments and dividends are not deducted in determining this measure. Management compensates for the shortcomings of these measures by utilizing them in conjunction with their comparable GAAP financial measures. The information in this document should be read in conjunction with the financial statements and footnotes contained in our documents filed with the U.S. Securities and Exchange Commission.

Second Quarter 2011 Summary
● Raised synergy targets to $600 million by year-end 2012
 and $475-$500 million by year-end 2011
● Generated incremental synergies of $14 million including
 initial savings from backbone migration; $32 million
 overall cost reduction in the quarter
● Grew adjusted EBITDA by 1.2% sequentially; EBITDA
 margin expanded 141 bps to 48%
● Broadband availability increased by 142,000 new homes
● Grew DSL broadband subscribers by 12,300; had a net
 loss of 4,900 on FiOS data

$ Millions; Units 000s	3Q10	% Chg	4Q10	% Chg	1Q11	% Chg	2Q11
Revenue (1)	**$1,403**	(3.2%)	**$1,359**	(0.9%)	**$1,347**	(1.8%)	**$1,322**
Customer Revenue (2)	$1,235	(2.9%)	$1,198	(1.5%)	$1,180	(1.4%)	$1,164
Cash Operating Expenses	$731	0.7%	$736	(2.2%)	$720	(4.4%)	$688
Adjusted EBITDA (3)	**$671**	(7.3%)	**$622**	0.7%	**$626**	1.2%	**$634**
EBITDA Margin	47.9%		45.8%		46.5%		47.9%
Capital Expenditures (4)	$159	44.0%	$229	(11.1%)	$204	3.4%	$211
% Revenue	11.3%		16.9%		15.1%		15.9%
Free Cash Flow (5)	**$339**	(37.2%)	**$213**	18.7%	**$253**	(8.4%)	**$231**
Residential Customers	**3,538**	(2.6%)	**3,445**	(3.1%)	**3,338**	(2.6%)	**3,252**
Churn	1.9 %		1.6 %		1.8 %		1.7 %
Access Lines	**5,871**	(2.1%)	**5,746**	(2.4%)	**5,609**	(2.1%)	**5,490**
High Speed Internet	**1,692**	0.3%	**1,697**	0.6%	**1,708**	0.4%	**1,715**
Net Adds	(5)		6		11		7

frontier
Welcome to the New Frontier
The Conversation Company™

Quarterly Snapshot
Notes: 1) Total revenues including Switched Access & Subsidy. 2) Customer revenue is defined as total revenue less Switched Access & Subsidy revenues. 3) Represents
Operating Cash Flow (EBITDA), as adjusted. 4) Capital expenditures exclude integration capital expenditures. 5) Free cash flow (“FCF”) as defined by Frontier, and excluding acquisition and integration costs and capex. Please see Non-GAAP Reconciliations in Appendix.
Notes: 1) Total revenues including Switched Access & Subsidy. 2) Customer revenue is defined as total revenue less Switched Access & Subsidy revenues. 3) Represents
Operating Cash Flow (EBITDA), as adjusted. 4) Capital expenditures exclude integration capital expenditures. 5) Free cash flow (“FCF”) as defined by Frontier, and excluding acquisition and integration costs and capex. Please see Non-GAAP Reconciliations in Appendix.

Business Update
● Ramped up broadband expansion and congestion relief in
 2Q, continued to improve churn rates; cost synergies on
 track. Still need to drive higher broadband net additions
● 2Q sales are filling the second-half pipeline. Gaining
 market share in Carrier and Large/Medium businesses with
 higher monthly recurring revenue. Continued success in
 Small Business, increasing local engagement
● Focused on increasing network capacity to meet customer
 demand in advance of high-bandwidth applications. Lower
 promotional activity in 2Q. Signed new DISH video and
 Yahoo! partnership agreements
● First 4 states on track for early 4Q11; have begun planning process for conversion of remaining 9 states in 2012
Execution
Execution
Commercial
Commercial
Residential
Residential
Integration
Integration

Broadband Net Adds

DSL
FiOS
3
5
15
12
(8)
(5)
(5)
3Q10
4Q10
1Q11
2Q11

Total Access Lines Yr/Yr

(9.3)%
(9.0)%
(9.0)%
(8.6)%
3Q10
4Q10
1Q11
2Q11

Video Net Adds

DBS
FiOS
8
3
12
4
27
21
(12)
(14)
3Q10
4Q10
1Q11
2Q11

Residential Monthly Churn

Legacy
Acquired
1.4 %
2.1 %
1.4 %
1.8 %
1.4 %
2.0 %
1.3 %
1.8 %
3Q10
4Q10
1Q11
2Q11

frontier
Welcome to the New Frontier
The Conversation Company™

Key Metrics
● Continued broadband
 subscriber growth
● Satellite video
 remains strong
● Total access line loss
 rate improving, does
 not yet reflect full sell-
 through of available
 homes
● Churn improved
 despite FiOS offset
Notes: (1) Comparisons to amounts prior to 7/1/10 pro forma for the Acquired Properties. Subscriber units in 000s
Notes: (1) Comparisons to amounts prior to 7/1/10 pro forma for the Acquired Properties. Subscriber units in 000s frontier®
Welcome to the New Frontier
The Conversation Company™

One-Year Accomplishments
Goal	Status
Implement “Local Engagement”
Sell & retain customers
Get the expenses out
Build and improve the network
Continue delivering
and improving…
Continue delivering
and improving…

Total Revenue Mix

Regulatory
Customer
$1,235
$1,198
$1,180
$1,164
$168
$161
$166
$158
3Q10
4Q10
1Q11
2Q11

Customer Revenue

Residential
Business
$605
$591
$596
$593
$630
$607
$585
$572
3Q10
4Q10
1Q11
2Q11

Business & Broadband [1]

62 %
62 %
63 %
64 %
3Q10
4Q10
1Q11
2Q11

frontier
Welcome to the New Frontier
The Conversation Company™

Revenues
● Regulatory
 revenues 11.9% of
 2Q11 total
● Well positioned
 for ICC/USF
 reform
Notes: $ Millions; Numbers may not sum due to rounding. 1Q11 Residential and Business Revenue are restated; (1) as a percentage of Customer Revenue.
Notes: $ Millions; Numbers may not sum due to rounding. 1Q11 Residential and Business Revenue are restated; (1) as a percentage of Customer Revenue.
● Business
 revenues are 51%
 of total customer
 revenues
● Business pipeline
 is solid
● Continuing shift to
 increasing
 contribution of
 business and
 broadband
 revenues

Residential ARPU

$58.43
$57.94
$57.46
$57.81
3Q10
4Q10
1Q11
2Q11

Business ARPU

$565
$565
$586
$599
3Q10
4Q10
1Q11
2Q11

Residential Customer Revenue [1]

(2.3)%
(3.7)%
(3.7)%
(2.3)%
3Q10
4Q10
1Q11
2Q11

Business Customer Revenue [1]

0.7 %
(1.6)%
(2.3)%
(0.5)%
3Q10
4Q10
1Q11
2Q11

frontier
Welcome to the New Frontier
The Conversation Company™

Residential & Business
● Residential ARPU
 improving on
 additional products
 per customer, led by
 broadband expansion
● Business ARPU
 reflects additional
 products and larger
 customers
● Network
 enhancements and
 larger Business sales
 force should increase
 share
Notes: 1) Sequential quarterly change. 1Q11 Residential and Business Revenue are restated.
Notes: 1) Sequential quarterly change. 1Q11 Residential and Business Revenue are restated.

$32 Million
Reduction
Quarterly Cash Opex ($M)
$750
$700
$650
$600
$731
$736
$720
$688
3Q10
4Q10
1Q11
2Q11

frontier
Welcome to the New Frontier
The Conversation Company™

Cash Operating Expenses
Notes: $ Millions; Please see Non-GAAP reconciliations in Appendix.
Notes: $ Millions; Please see Non-GAAP reconciliations in Appendix.
● Through 2Q11, we
 have eliminated 12%
 of the pro forma total
 company 2Q10 cost
 structure
● Continued extensive
 focus and discipline
 on synergy list and
 other areas of cost
 control

Legacy	Acquired	Total
1Q11 Cash Opex	**$ 250.3**	**$ 470.0**	**$ 720.3**
Incremental Synergies	0.0	(14.0)	(14.0)
Promotion Costs	(3.9)	(5.2)	(9.1)
Other Cost Savings	0.1	(8.8)	(8.7)
2Q11 Cash Opex	**$ 246.5**	**$ 442.0**	**$ 688.5**

Quarterly Synergy ($Millions)
$200
$175
$150
$125
$100
$75
$50
$25
$0
Quarterly Synergy
Annualized Quarterly Synergy
$252
$304
$368
$424
$600
Target
$63
$76
$92
$106
$150
3Q10
4Q10
1Q11
2Q11
4Q12

frontier
Welcome to the New Frontier

Notes: $ Millions

The Conversation Company™

Operating Expenses
● $14M incremental
 synergies from
 reduced backbone
 expense, contractor
 reductions and other
 savings
● Raising 4Q12 target to
 $600M, up $50M
● Raising 4Q11 target to
 a run-rate of $475-
 $500M, up $75-$100M

Quarterly Capital Expenditures
Legacy
Acquired
Total Capex/Revenue
$250
$200
$150
$100
$50
$0
11.3 %
16.9 %
15.1 %
15.9 %
$104
$150
$149
$169
$55
$79
$54
$42
3Q10
4Q10
1Q11
2Q11

frontier
Welcome to the New Frontier
The Conversation Company™

Capital Expenditures
● Expanded network to
 reach 466,000 homes
 since closing on
 7/1/2010
● Broadband expansion
 and magnitude of
 capex on schedule
 and budget
● Expect capex to fall to
 approximately 11% of
 revenues at
 completion of build
 out
Notes: $ Millions
Notes: $ Millions

Quarterly Cash Flow Drivers
$400
$300
$200
$100
$0
3Q10
4Q10
1Q11
2Q11
Free Cash Flow
Dividends
Capex

frontier
Welcome to the New Frontier
The Conversation Company™

Cash Flow
● Adjusted EBITDA
 margins expanded
 141 bps to 47.9%
● FCF dividend
 coverage should be
 positively impacted
 by further synergies,
 revenue traction, and
 completion of
 broadband expansion
 in 2013
Notes: $ Millions; See Appendix for calculation of Free Cash Flow (FCF).
Notes: $ Millions; See Appendix for calculation of Free Cash Flow (FCF).

2Q10	2Q11
Cash & Equiv.	$231	$408
Credit Facility	$250	$750
Total Liquidity	$481	$1,158
Leverage Ratio [1]	4.0x	3.1x

24%
76%
25%
75%
Net Debt
LTM Adjusted EBITDA

frontier
Welcome to the New Frontier
The Conversation Company™

Credit & Liquidity
● Over $1B of liquidity
● Deleveraged almost a
 full point; 2.5x target
● Manageable
 remaining 2011
 maturities of $202M
● Monitoring
 refinancing
 opportunities
● Fixed rate debt is 97%
 of total, no swaps
Notes: $ Millions; 2Q10 pro forma for the 7/1/10 acquisition; (1) Excludes $72.4M of escrow cash.
Notes: $ Millions; 2Q10 pro forma for the 7/1/10 acquisition; (1) Excludes $72.4M of escrow cash.

2011

	Low	High	Q2 2011 YTD
Free Cash Flow	$1,150	$1,200	$484
Capital Expenditures	$750	$780	$414
Cash Taxes [1]	$25	$25	$27
Integration Expense	$120	$120	$33
Integration Capex	$70	$70	$19

frontier
Welcome to the New Frontier
The Conversation Company™

Guidance
Notes: $ Millions. See Appendix for calculation of Free Cash Flow. (1) Cash Taxes reflect an anticipated refund in the second half of 2011.
Notes: $ Millions. See Appendix for calculation of Free Cash Flow. (1) Cash Taxes reflect an anticipated refund in the second half of 2011.
~
~

Appendix

(Amounts in millions)	Actual September 30, 2010	Actual December 31, 2010	Actual March 31, 2011	Actual June 30, 2011
Net Income to Free Cash Flow; Net Cash Provided by Operating Activities				
Net income	$ 30	$ 47	$ 56	$ 34
Add back:				
Depreciation and amortization	340	353	351	359
Income tax expense	40	26	37	37
Pension/OPEB costs (non-cash)	12	16	11	6
Stock-based compensation	5	5	4	4
Acquisition and integration costs	78	11	13	20
Subtract:				
Cash paid for income taxes	5	16	9	18
Other income, net	2	-	7	-
Capital expenditures - Business operations	159	229	203	211
Free cash flow	**$ 339**	**$ 213**	**$ 253**	**$ 231**

frontier
Welcome to the New Frontier
The Conversation Company™

Reconciliation of Non-GAAP Financial Measures
Notes: Please refer to our Pro Forma Combined Historical and Operating data, filed as an 8-K, for explanatory notes which are an integral part of the pro forma combined historical financial data. The unaudited pro forma financial information makes certain assumptions for illustrative purposes and is subject to change
Notes: Please refer to our Pro Forma Combined Historical and Operating data, filed as an 8-K, for explanatory notes which are an integral part of the pro forma combined historical financial data. The unaudited pro forma financial information makes certain assumptions for illustrative purposes and is subject to change

(Amounts in millions)	Actual September 30, 2010	Actual December 31, 2010	Actual March 31, 2011	Actual June 30, 2011
Operating Cash Flow and Operating Cash Flow Margin				
Operating income	$ 234	$ 240	$ 251	$ 238
Add back:				
Depreciation and amortization	340	353	351	359
Operating cash flow	$ 574	$ 593	$ 602	$ 597
Adjustments:				
Non-cash pension/OPEB costs	12	16	11	6
Severance and early retirement costs	7	2	-	11
Acquisition and integration costs	78	11	13	20
Operating income, as adjusted	$ 331	$ 269	$ 275	$ 275
Operating cash flow, as adjusted	$ 671	$ 622	$ 626	$ 634

frontier®
Welcome to the New Frontier
The Conversation Company™

Reconciliation of Non-GAAP Financial Measures
Notes: Please refer to our Pro Forma Combined Historical and Operating data, filed as an 8-K, for explanatory notes which are an integral part of the pro forma combined historical financial data. The unaudited pro forma financial information makes certain assumptions for illustrative purposes and is subject to change
Notes: Please refer to our Pro Forma Combined Historical and Operating data, filed as an 8-K, for explanatory notes which are an integral part of the pro forma combined historical financial data. The unaudited pro forma financial information makes certain assumptions for illustrative purposes and is subject to change

Frontier Communications Corp.
(NYSE: FTR)
Investor Relations
Investor Relations
Frontier Communications Corp.
Frontier Communications Corp.
3 High Ridge Park
3 High Ridge Park
Stamford, CT 06905
Stamford, CT 06905
203.614.4606
203.614.4606
IR@FTR.com
IR@FTR.com